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                                                                   EXHIBIT 10.23

                                    GUARANTY


                                                         Date: September 3, 2004

The Gutman Family Trust
900 Third Avenue, Suite 201
New York, NY 10022

Silverman Partners, L. P.
791 Park Avenue, Apt 5B
New York,  NY 10021-3551

Bud Koffman
Koffman Executive Officers
300 Plaza Drive
Vestal,  NY 13850

James Scoroposki
189 South Street
Oyster Bay, NY 11771-2223

Stuart Richer
2 Horatio Street
New York,  NY 10014-1608

Theodore Kesten
201 Lyncroft Road
New Rochelle,  NY 10804

                   Re:     GigaBeam Corporation (the "Company")

Ladies and Gentlemen:

         Reference is made to that certain Note Purchase Agreement dated September 3, 2004 (herein the "Note Purchase Agreement") between you and the Company. The undersigned ("Guarantor") hereby unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of the Company to you, whether direct or indirect, absolute or contingent, secured or unsecured, arising under the Note Purchase Agreement and the 10% Senior Notes due February 28, 2005 ("Notes" - Exhibit C). Further, the Guarantor agrees to pay to you on demand the amount of all expenses (including reasonable attorney's fees and expenses) incurred by you in collecting or attempting to collect any of the obligations of the Company to you, whether from the Company or from any other obligor, or in realizing upon any collateral, even if such amount cannot be collected from the Company. (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the "Obligations"). To the extent you receive payment on account of Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sum is recovered from you by the Company, its trustee, or any other party acting for, on behalf of or through the Company or its representative) the Guarantor's obligation to you under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the Guarantor has made payment to you therefor, which payment shall be due upon demand.

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         This Guaranty is executed as an inducement to you to make loans or advances to the Company or otherwise to extend credit or financial accommodations to the Company or to enter into or continue a financing arrangement with the Company and is executed in consideration of your doing or having done any of the foregoing. The Guarantor agrees that any of the foregoing shall be done or extended by you in your sole discretion, and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate you to do any of the foregoing.

         The Guarantor's obligations hereunder shall not arise unless you have made presentment of the Note upon the Company and made demand for full satisfaction of all Obligations due and same has not been fully satisfied by the end of the fifth business day thereafter.

         This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part. The liability of the Guarantor under this Guaranty shall be unaffected by the dissolution of the Guarantor. Payment by the Guarantor shall be made to you at your address stated above from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the Guarantor either in the same action or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty is made or brought against the Guarantor, the Guarantor agrees not to assert against you any set-off or counterclaim which the Company may have, and, further, the Guarantor agrees not to deduct, set-off, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the Guarantor. Furthermore, in any litigation based on the Guaranty in which you and the Guarantor shall be adverse parties, the Guarantor hereby waives the right to interpose any defense based upon any statute of limitations or any claim of laches and waive the performance of each and every condition precedent to which the Guarantor might otherwise be entitled by law.

         All sums at any time to the credit of the Guarantor and any property of the Guarantor on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations and any and all other obligations of the Guarantor to you however arising. The Guarantor shall have no right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor.

                   Upon the occurrence of any of the following events:

                   1. any Event of Default under the Notes;

                   2. failure of the Guarantor to observe or perform any
                      agreement, warranty or covenant contained herein; or

                   3. (a) dissolution or cessation of the Guarantor's business;
                          or

                      (b) commencement by the Guarantor of any bankruptcy,
                          insolvency, arrangement, reorganization, receivership or similar proceedings under federal or state law (herein collectively "Insolvency Proceeding"); or

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                      (c) commencement of any Insolvency Proceeding against
                          the Guarantor,

then, in the case of event (1) above the liability of the Guarantor for the entire Obligations shall mature, and in the case of events (2) and (3) (a) through (c) above the liability of the Guarantor with respect to which such event relates for the entire Obligations shall mature even if the liability of the Company therefor does not.

                  Your books and records showing the account between you and the Company shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth.

         This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and the Guarantor shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the Guarantor of the terms and provisions of this Guaranty shall constitute a waiver thereof or a waiver of any obligations to be performed by the Guarantor hereunder.

         This Guaranty may be assigned by you and shall be for your benefit and for the benefit of any of your assignees or transferees, and shall cover any Obligations owed to you at the time of assignment or transfer as well as any and all future Obligations, loans, advances or extensions of credit made to the Company by, or otherwise owed by the Company to, such assignee or transferee.

         This Guaranty is executed and given in addition to, and not in substitution, reduction, replacement, or satisfaction of, any other endorsements or guarantees of the Obligations, now existing or hereafter executed by the Guarantor or others in your favor.

         When used in this Guaranty, all pronouns shall, wherever applicable, be deemed to include the singular and plural as well as the masculine, feminine, and neuter genders. This Guaranty shall inure to the benefit of you and any of you, jointly and severally, your successors and assigns and any parent, subsidiary or affiliate of yours; shall be binding upon the Guarantor and upon the heirs, executors, administrators, successors and assigns of the Guarantor; and shall pertain to the Company and its successors and assigns.

         This Guaranty shall be governed by and construed and enforced in accordance with the internal law of the State of New York without giving effect to principles of conflicts of law.

         THE GUARANTOR, IN ANY LITIGATION IN WHICH YOU OR ANY OF YOU SHALL BE AN ADVERSE PARTY, WAIVES TRIAL BY JURY, WAIVES THE RIGHT TO CLAIM THAT A FORUM SPECIFIED HEREIN IS AN INCONVENIENT FORUM AND WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, DEDUCTION OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION AND CONSENTS TO THE JURISDICTION OF THE COURTS (CITY, STATE AND FEDERAL) LOCATED IN NEW YORK CITY AND TO SERVICE OF PROCESS BY REGISTERED MAIL ADDRESSED TO THE GUARANTOR AT THE ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS AS THE GUARANTOR SHALL NOTIFY YOU IN WRITING IS TO BE USED FOR SUCH PURPOSE.

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         If any of the provisions of this Guaranty shall be or become illegal or unenforceable under any law, the other provisions shall remain in full force and effect.


[The next page is the signature page.]


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         IN WITNESS WHEREOF the Guarantor has executed and delivered this
Guaranty effective as of the date above set forth.


                                           AMERISTOCK CORP.




                                           By: /s/ Nicholas D. Gerber
                                               -------------------------------
                                           Name: Nicholas D. Gerber
                                           Title: Director & Portfolio Manager


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